UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 3, 2025

ALLARITY THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41160	87-2147982
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

123 E Tarpon Ave,

Tarpon Springs, FL 34689

(Address of principal executive offices)

(401) 426-4664

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ALLR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 5.02(e)

Ervin December Employment Agreement

As previously disclosed, in connection with the appointment of Mr. Jeffrey S. Ervin as Chief Financial Officer of Allarity Therapeutics, Inc. (the “Company”), the Company and Mr. Ervin entered into an employment agreement dated July 1, 2025 (the “July Employment Agreement”), pursuant to which Mr. Ervin began serving as the Company’s Chief Financial Officer on a part-time basis. The material terms of the July Employment Agreement were previously reported.

On December 3, 2025, the Company and Mr. Ervin entered into a new employment agreement, dated December 3, 2025 (the “December Employment Agreement”), pursuant to which Mr. Ervin will continue to serve as the Company’s Chief Financial Officer on a full-time basis. The material terms of the December Employment Agreement are summarized below.

Under the December Employment Agreement, Mr. Ervin is entitled to an annual base salary of $367,700 (the “Base Salary”). The Company also agreed to grant Mr. Ervin restricted stock units (“RSUs”) with an aggregate grant-date value of $160,000, subject to time-based vesting conditions as set forth in the applicable grant agreement. Mr. Ervin is further eligible to receive an annual performance bonus of up to 30% of his Base Salary, based on individual and corporate objectives established and approved by the Company.

If Mr. Ervin’s employment is terminated by the Company without Cause or by Mr. Ervin for Good Reason (each as defined in the December Employment Agreement), the Company will provide severance equal to six months of his final Base Salary, payable as salary continuation. If Mr. Ervin’s employment is terminated by the Company in connection with a Change of Control, he will be entitled to the same six months of severance, payable as salary continuation.

The foregoing description of the December Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the December Employment Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Employment Agreement, dated as of December 3, 2025, by and between Allarity Therapeutics, Inc. and Jeffrey S. Ervin.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Allarity Therapeutics, Inc.

Date: December 8, 2025	By:	/s/ Thomas H. Jensen
Thomas H. Jensen
Chief Executive Officer

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